UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2024

KALVISTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E
Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 999-0075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2024 upon the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of KalVista Pharmaceuticals (the “Company”), the Board approved the appointment of Laurence Reid, Ph.D. (“Dr. Reid”) to the Board effective immediately, to serve until his successor is duly elected and qualified, or until his death, resignation or removal. Dr. Reid will serve as a Class III Director whose term will expire at the Company’s 2027 Annual Meeting of Stockholders.

There are no arrangements or understandings between Dr. Reid and any other persons pursuant to which Dr. Reid was named as a director. Dr. Reid is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Additionally, the Board has determined that Dr. Reid satisfies the independence requirements of the Nasdaq Stock Market listing rules and the Securities and Exchange Commission (the “SEC”).

Dr. Reid’s compensation shall be consistent with the Company’s current policy for incoming non-employee directors, which provides for (i) an initial award upon such individual’s first appointment to the Board, consisting of options to purchase 17,000 shares of the Company’s common stock (ii) an annual retainer of $42,500 paid in cash and (iii) an annual award to be granted commencing on the date of the first annual meeting of stockholders after Dr. Reid has been serving as a director for one year, consisting of options to purchase 10,000 shares of the Company’s common stock.

In connection with his appointment to the Board, Dr. Reid will execute the Company’s standard form of indemnification agreement for directors.

Item 7.01 Regulation FD Disclosure

On November 26, 2024, the Company issued a press release announcing Dr. Reid’s appointment to the Board, a copy of which is attached hereto as Exhibit 99.1. The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated November 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: November 26, 2024	By:	/s/ Brian Piekos
Brian Piekos Chief Financial Officer